UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 2, 2005

SALEM COMMUNICATIONS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-26497	77-0121400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4880 Santa Rosa Road, Camarillo, California		93012
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (805) 987-0400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      [   ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [   ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [   ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [   ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 7.01 REGULATION FD DISCLOSURE

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

EXHIBITS

SIGNATURE

EXHIBIT INDEX

Exhibit 99.1

ITEM 7.01     REGULATION FD DISCLOSURE

On December 2, 2005, Salem Communications Corporation issued a press release confirming its net broadcasting revenue guidance provided on November 3, 2005, for the fiscal quarter ending December 31, 2005. Additionally, the company announced its participation at both the UBS 33rd Annual Global Media Conference, to be held December 5-8, 2005 at the Grand Hyatt Hotel in New York City, and the 7th Annual Credit Suisse First Boston (CSFB) Global Media Week Conference, to be held December 5-8, 2005, at the Crowne Plaza Hotel in New York City.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(c)     Exhibits. The following exhibit is furnished with this report on Form 8-K:

Exhibit No.	Description
99.1

Press release, dated December 2, 2005, of Salem Communications Corporation updating its net broadcasting revenue guidance for the fiscal quarter ending December 31, 2005, and announcing its participation at two conferences.

 SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SALEM COMMUNICATIONS CORPORATION
Date: December 7, 2005
By: /s/ Jonathan L. Block
Jonathan L. Block
Vice President and Secretary

 EXHIBIT INDEX

Exhibit No.	Description
99.1

Press release, dated December 2, 2005, of Salem Communications Corporation updating its net broadcasting revenue guidance for the fiscal quarter ending December 31, 2005, and announcing its participation at two conferences.

EXHIBIT 99.1

Salem Communications Confirms Fourth Quarter Guidance;

Company to Present at New York Investor Conferences

CAMARILLO, Calif.--Dec. 2, 2005--Salem Communications Corporation (NASDAQ:SALM), the leading radio broadcaster focused on Christian and family-themed programming, today confirmed its fourth quarter 2005 guidance previously provided on November 3, 2005.

In addition, the company announced today the participation of Edward G. Atsinger III, President and Chief Executive Officer, and David A.R. Evans, Executive Vice President, Business Development and Chief Financial Officer, at both the UBS 33rd Annual Global Media Conference, to be held December 5-8 at the Grand Hyatt Hotel in New York City, and the 7th Annual Credit Suisse First Boston (CSFB) Global Media Week Conference, to be held December 5-8 at the Crowne Plaza Hotel in New York City

Salem will present at the UBS Conference on Tuesday, December 6, 2005, at 3:30 p.m. eastern time at the Grand Hyatt Hotel. A live audio-only web cast will be available for the UBS Media Week Conference and can be accessed through a link on Salem's homepage at www.salem.cc.

The company also will present at the CSFB Conference on Wednesday, December 7, 2005, at 10:30 a.m. eastern time at The Crowne Plaza Hotel. A live audio-only web cast will be available for the CSFB Conference and can be accessed through a link on the company's website at www.salem.cc.

Replays of both the UBS and CSFB presentations will be available on the site approximately 24 hours following each live presentation and will be available for 10 days.

Salem Communications Corporation (NASDAQ:SALM), headquartered in Camarillo, Calif., is the leading U.S. radio broadcaster focused on Christian and family-themed programming. Upon the close of all announced transactions, the company will own 105 radio stations, including 66 stations in 24 of the top 25 markets. In addition to its radio properties, Salem owns Salem Radio Network®, which syndicates talk, news and music programming to approximately 1,900 affiliates; Salem Radio Representatives™, a national radio advertising sales force; Salem Web Network™, a leading Internet provider of Christian content and online streaming; and Salem Publishing™, a leading publisher of Christian-themed magazines. Additional information about Salem may be accessed at the company's website, www.salem.cc.

Forward-Looking Statements

Statements used in this press release that relate to future plans, events, financial results, prospects or performance are forward-looking statements as defined under the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those anticipated as a result of certain risks and uncertainties, including but not limited to the ability of Salem to close and integrate announced transactions, market acceptance of Salem's radio station formats, competition from new technologies, adverse economic conditions, and other risks and uncertainties detailed from time to time in Salem's reports on Forms 10-K, 10-Q, 8-K and other reports filed with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Salem undertakes no obligation to update or revise any forward-looking statements to reflect new information, changed circumstances or unanticipated events.